UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 24, 2007
                                                           -------------

                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   1-6770                 25-0790410
         --------                   ------                 ----------
     (State or other          (Commission File           (IRS Employer
       jurisdiction                 Number)            Identification No.)
    of incorporation)

    8285 Tournament Drive
          Suite 150
     Memphis, Tennessee                                        38125
     ------------------                                        -----
    (Address of principal                                     Zip Code
      executive offices)

Registrant's telephone number, including area code:    (901) 753-3200
                                                       --------------

Registrant's Former Name or Address, if changed since last report:  N/A
                                                                    ---

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

      On July 24, 2007 the Registrant issued a press release announcing earnings for the quarter ended June 30, 2007. A copy of the press release announcing the second quarter 2007 earnings is attached as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

      99.1 Press release, dated July 24, 2007 reporting second quarter 2007 earnings.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MUELLER INDUSTRIES, INC.


                                   By:     /s/ Kent A. McKee
                                           -------------------
                                   Name:   Kent A. McKee
                                   Title:  Executive Vice President
                                           and Chief Financial Officer

Date: July 24, 2007

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

      99.1     Press release, dated July 24, 2007.